Long-Term Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Long-Term Debt

13. Long-Term Debt

        Long-term debt consists of the following at December 31:

	2015	2014
Revolving line of credit with lenders, interest at base rate plus margin, as defined (4.42% and 4.16% at December 31, 2015 and 2014, respectively) due quarterly; balance due at maturity on October 2017	$32.0	$—
Term loans; quarterly payments commencing March 31, 2013 through June 30, 2019 with final payment due October 9, 2019; interest at LIBOR floor of 0.75% plus an applicable margin	1,685.5	1,749.0
Senior notes payable; interest at 8.25% payable in arrears semi-annually commencing April 1, 2013; maturing on October 1, 2020.	550.0	550.0
Capital lease obligations, maturing through 2024	28.2	23.3
Other debt	20.0	4.9

	2,315.7	2,327.2
Less: Original issue discount and debt issuance costs classified as a reduction to long-term debt	(68.6)	(84.2)
Less: Current portion	(49.1)	(25.3)

	$2,198.0	$2,217.7

        Annual aggregate principal maturities at December 31, 2015 are as follows:

2016	$49.1
2017	29.6
2018	24.8
2019	1,649.3
2020	552.4
Thereafter	10.5

$2,315.7

        In October 2012, the Company placed $1,800.0 in term B loans, $550.0 in bonds and a $300.0 revolving credit facility ("Revolver"). The proceeds were used to finance the acquisition of Veolia ES Solid Waste division and repay borrowings under its previously outstanding revolving credit facility and extinguish term loans and notes payable. Substantially all of the Company's assets collateralize the loans, bonds and credit facility and each of the agreements restrict further indebtedness and payment of dividends in excess of certain predefined amounts.

        All borrowings under the term B loan and the Revolver are guaranteed by each of the Company's current and future U.S. subsidiaries (which also guarantee the 8.25% bonds), subject to certain agreed-upon exemptions. The Company has one non-guarantor foreign subsidiary that is minor, as its assets and income from continuing operations are less than 3% of the Company's consolidated amounts. All guarantors are jointly and severally and fully and unconditionally liable. The parent company has no independent assets or operations and each of the subsidiary guarantor is 100% owned by the Company. There are no significant restrictions on the Company or any guarantor to obtain funds from its subsidiaries by dividend or loan.

        The Revolver is a syndicated revolving credit facility that is available for general corporate purposes including working capital, equipment purchases and business acquisitions and collateralized by the real property of the Company. It is due at maturity in October, 2017. At December 31, 2015, the Revolver had $32.0 of borrowings outstanding and $45.9 in letters of credit outstanding. At December 31, 2014, the Revolver facility had no borrowings outstanding and $58.1 in outstanding letters of credit. An annual commitment fee equal to 0.50% per annum on the daily unused amount is due quarterly. The amount of fees for 2015, 2014 and 2013 were not significant.

        The term B loan is due in September 2019 and has payments due quarterly of $4.5 with mandatory prepayments due to the extent net cash proceeds from the sale of assets exceed $25.0 in any fiscal year and are not reinvested in the business within 365 days from the date of sale, upon notification of the Company's intent to take such action or in accordance with excess cash flow, as defined. The term B loan is collateralized by certain real property of the Company. Further prepayments are due when there is excess cash flow, as defined.

        On October 1, 2016 and 2017, the bonds may be redeemed for a call premium of 104.125% and 102.063%, respectively. Subsequent to October 1, 2018, the notes are redeemable at par. The bonds bear interest at 8.25% and are due in October 2020.

        The term B loan and the Revolver loan each bear interest at a base rate (alternate base rate or LIBOR) plus an applicable margin. The alternate base rate is defined as the greatest of: the prime rate, the federal funds rate plus 50 basis points and LIBOR plus 100 basis points. In the case of the term B loan, LIBOR is subject to a 0.75% floor. The applicable margin for the term B loan is 2.00% per annum for alternate base rate borrowings and 3.00% per annum for LIBOR borrowings.

        The applicable margin for the Revolver is based on the total leverage ratio of the Company as follows:

Total Leverage Ratio	LIBOR	Alternate Base Rate
<4.75:1.00	3.50%	2.50%
≥4.75:1.00	4.00%	3.00%

Fair Value of Debt

        The fair value of the Company's debt is estimated using discounted cash flow analyses, based on rates the Company would currently pay for similar types of instruments except for variable rate debt for which cost approximates fair value due to the short-term nature of the interest rate (Level 2 inputs). Although the Company has determined the estimated fair value amounts using available market information and commonly accepted valuation methodologies, considerable judgment is required in interpreting the information and in developing the estimated fair values. Therefore, these estimates are not necessarily indicative of the amounts that the Company, or holders of the instruments, could realize in a current market exchange. The fair value estimates are based on information available as of December 31, 2015 and 2014 respectively.

        The estimated fair value of our debt is as follows at December 31:

	2015	2014
Revolving Credit Facility	$32.0	$—
Senior Notes	$555.5	$550.0
Term Loan B Facility	1,639.2	1,692.2

	$2,226.7	$2,242.2

        The carrying value of the debt at December 31, 2015 is approximately $2,267.5 compared to $2,299.0 at December 31, 2014.